UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under $240.14a-12

HELIOS TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HELIOS TECHNOLOGIES, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby makes, constitutes and appoints Cary Chenanda and Alexander Schuetz and each of them (with the power of substitution) proxies for the undersigned to represent and to vote, as designated below, all shares of Common Stock of Helios Technologies, Inc. held of record by the undersigned on April 9, 2025, at the Annual Meeting of Shareholders to be held on June 4, 2025, at 9:00 A.M. Central Time at the Deer Path Inn, 255 E. Illinois Rd., Lake Forest, IL 60045 or any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted “FOR” the Election of Directors, “FOR” Proposals 2 and 3. The proxy holders named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or internet as described below before the Annual Meeting. Voting by telephone or internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated and returned the proxy card. Before voting, read the Proxy Statement and Proxy Voting Instructions. Thank you for voting. CONTINUED AND TO BE SIGNED ON REVERSE SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held June 4, 2025 The Proxy Statement and our 2024 Annual Report are available at: https://web.viewproxy.com/HeliosTechnologies/2025

Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 and 3. 1. To elect two Directors, currently serving on our Board, to serve until the Annual Meeting in 2028 and one new Director to serve until the Annual Meeting in 2027, whom shall serve until successors are elected and qualified or until an earlier resignation, removal from office or death; 2. Proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2025 year FOR AGAINST ABSTAIN 2028 is Doug Britt 2028 is Diana Sacchi 2027 is Sean Bagan FOR AGAINST ABSTAIN 3. Approval, on an advisory basis, of the compensation of our named executive officers. FOR AGAINST ABSTAIN DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) Date Signature Signature (Joint Owners) (Title) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title CONTROL NUMBER Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please indicate if you plan to attend this meeting PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/HLIO Have your proxy card available when you access the above website. Follow the prompts to vote your shares TELEPHONE Vote Your Proxy by Phone: Call +1 (866) 402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.